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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 28, 2005

                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHARMACEUTICAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                   000-50414              52-2208264
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 (State or Other Jurisdiction of     (Commission           (IRS Employer
        Incorporation)               File Number)       Identification No.)

            20425 Seneca Meadows Parkway, Germantown, Maryland 20876

               (Address of Principal Executive Offices) (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On July 28, 2005, in connection with the workforce reduction referred to in Item
8.01 below, the Company notified the following corporate officers that their executive employment agreements will be terminated:

Dr. Donald C. Anderson, Vice President of Discovery
James Bruno, Vice President, Sales
Dr. Robert J. Guttendorf, Vice President, Pharmacology and Biopharmaceutics Dr. Barry Hafkin, Senior Vice President and Chief Scientific Officer
Joseph J. Rogus, Senior Vice President of Technical Operations
Dr. Colin E. Rowlings, Senior Vice President, Pharmaceutical Research and Development

Dr. Guttendorf's termination will be effective as of September 9, 2005, Mr. Rowlings' termination will be effective as of August 19, 2005, and each of the other terminations will be effective as of August 31, 2005.

As a result of the termination, each of the officers is entitled to severance pay in an amount equal to 24 months of his current salary to be paid in accordance with the Company's current payroll practices, plus benefits. The Company expects that these severance obligations will cost approximately $3.1 million in the aggregate. In addition to the severance payments, certain noncompetition and confidentiality obligations applicable to these officers will survive the terminations.

ITEM 8.01.  OTHER EVENTS.

On July 29, 2005, the Company announced that, in an effort to lower expenses, it is reducing its employee workforce by approximately 1/3 and eliminating all non-essential temporary personnel. The overall reduction in staff plus recent employee resignations will result in a total workforce reduction of approximately 38%. Following these departures, the Company will have 54 employees. A copy of the press release discussing this workforce reduction is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits

            Exhibit    Description
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            99.1       Press Release issued July 29, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ADVANCIS PHARMACEUTICAL CORPORATION


Date: August 1, 2005                        By:  /s/ Steven A. Shallcross
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                                                 Steven A. Shallcross
                                                 Senior Vice President and Chief
                                                 Financial Officer